EXHIBIT 99.5
DIAMONDHEAD CASINO
CORPORATION
SUPPLEMENT NO. 1
TO OFFERING DOCUMENTS
AND
PRIVATE PLACEMENT MEMORANDUM
OF DIAMONDHEAD CASINO CORPORATION
DATED MARCH 1, 2010
IN CONNECTION WITH OFFERING OF UNITS
Offering of Units Consisting of
Unsecured Convertible Promissory Note and Warrant
Offering Price: $25,000 per Unit
Minimum Offering: $250,000
Maximum Offering: $750,000
MARCH 23, 2010
THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE STATE SECURITIES AUTHORITIES OF ANY STATE, NOR HAS THE SEC OR ANY STATE SECURITIES AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUPPLEMENT. ANY REPRESENTATION OR WARRANTY TO THE CONTRARY IS A CRIMINAL OFFENSE.

RESTRICTIONS ON USE OF SUPPLEMENT
This Supplement No. 1 (the “Supplement”) is for review by the recipient only. The recipient, by accepting delivery of the Supplement, agrees to return the Supplement, the accompanying Confidential Offering Documents of Diamondhead Casino Corporation (the “Company”), the Private Placement Memorandum dated March 1, 2010, including all exhibits and annexes thereto (collectively referred to herein as the “Offering Documents”) and all other documents, if any, provided in connection with the offering to the Company if the recipient does not undertake to purchase any of the securities offered hereby. This Supplement is furnished for the sole use of the recipient and for the sole purpose of providing information regarding the offer and sale of our securities. We have not authorized any other use of this information. Any distribution of this Supplement to a person other than the intended recipient is unauthorized and any reproduction of this Supplement or the divulgence of any of its contents, without our prior written consent is prohibited. The delivery of this Supplement or other information does not imply that the Supplement or other information is correct as of any time subsequent to the date appearing on the cover of this Supplement.
EXCLUSIVE NATURE OF THE SUPPLEMENT
The delivery of this Supplement does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful in such jurisdiction. You should rely only on the information contained in the Offering Documents as updated by the Supplement. The information contained in this Supplement and the Offering Documents supercedes any other information provided to potential purchasers of the securities. We have not authorized any person to provide any information or to make any representations except to the extent contained in this Supplement and the Offering Documents. If any such representations are given or made, such information and representations must not be relied upon as having been authorized by the Company. This Supplement, together with the Offering Documents, is not an offer to sell, nor is it seeking an offer to buy securities in any state where the offer or sale is not permitted. The information in this Supplement is accurate as of the date on the front cover, but the information may have changed since that date.
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This Supplement supplements the Offering Documents of the Company. The information contained in this Supplement should be considered together with the more detailed information and financial data, including “Risk Factors,” included in the Offering Documents, as supplemented hereby. Capitalized terms used, but not defined in this Supplement shall have the meanings given to them in the Offering Documents unless the context otherwise requires.
This Supplement has been provided to all current offerees of the Units and shall be provided along with a copy of the Offering Documents and all other related documentation to all prospective investors.
SUPPLEMENT
On March 23, 2010, at the request of a Subscriber, the Company (the “Borrower”) agreed to amend the Borrower’s Right to Convert, pursuant to Section 2.1 of Article II (“Conversion Rights”) of the Promissory Note to be issued by the Borrower in connection with this Offering, as follows:
Prior Language (at pages 2-3 of the Promissory Note):
Borrower’s Right to Convert
The Borrower shall have the right to convert the principal and any interest due under this Note into Common Stock of the Borrower as set forth below.
Upon written notice to the Holder, the Borrower may, after a minimum of one hundred and eighty (180) calendar days from the Issue Date or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for ten (10) consecutive business days prior to the date of written notice to the Holder, convert the outstanding principal due under this Note into shares of fully-paid and nonassessable shares of Common Stock of the Borrower.
New language: (amendment is highlighted in bold print):
Borrower’s Right to Convert
The Borrower shall have the right to convert the principal and any interest due under this Note into Common Stock of the Borrower as set forth below.
Upon written notice to the Holder, the Borrower may, after a minimum of one hundred and eighty (180) calendar days from the Issue Date or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for thirty (30) consecutive business days prior to the date of written notice to the Holder, convert the outstanding principal due under this Note into shares of fully-paid and nonassessable shares of Common Stock of the Borrower.

Amendment to Private Placement Memorandum
As a result of the foregoing amendment to the Promissory Note, the Private Placement Memorandum dated March 1, 2010 is also hereby amended to read as follows.
1) The description of the “Unit Composition” under “Terms of the Offering” on page 1 of the Private Placement Memorandum dated March 1, 2010, is amended, as shown in bold print, to read as follows:
Unit Composition......Each Unit is comprised of: (a) a 12% interest-bearing, unsecured, convertible promissory note in the principal amount of $25,000 convertible into 50,000 shares of our common stock, par value $.001 per share. The Note is convertible at the option of the Holder at any time and, at the option of the Borrower, after 180 days or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for thirty (30) consecutive business days prior to the date of written notice to the Holder (the “Notes”) and (b) a five-year warrant to purchase 50,000 shares of our common stock, par value $.001 per share at an exercise price of $1.00 per share (the “Warrants”).
2) The second paragraph of the section entitled “Notes” under Description of Units” on page 6 of the Private Placement Memorandum dated March 1, 2010, is amended, as shown in bold print, to read as follows:
Upon written notice to the Holder, the Borrower may, at its sole option, after a minimum of one hundred and eighty (180) calendar days from the Issue Date or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for thirty (30) consecutive business days prior to the date of written notice to the Holder, convert the outstanding principal due under each $25,000 Note into 50,000 shares of fully-paid and nonassessable shares of Common Stock of the Borrower. Any unpaid interest due on the Note shall, at the option of the Borrower, be payable in cash or in Common Stock of the Borrower. If paid in Common Stock, the number of shares of Common Stock payable in interest shall be computed by dividing the unpaid interest due by the average closing price of the Common Stock for the thirty (30) consecutive business days prior to the Conversion Date.

SIGNATURE PAGE TO SUPPLEMENT NO. 1
The undersigned investor hereby acknowledges receipt of this Supplement No. 1 and represents that he has reviewed the contents of this Supplement No. 1 and hereby confirms his/her/its subscription.
The undersigned further confirms that they have had the opportunity to discuss the Supplement with their advisors and have received all information and materials regarding the Company that they have requested. The undersigned herby acknowledges that he/she/it has been told by the Company that they may revoke their subscription and receive the full return of their subscription funds currently held in escrow.
By executing this confirmation, the undersigned investor(s) hereby acknowledges that he/she/it received the Offering Documents, as amended by Supplement No. 1, and that they still wish to subscribe for the Units they have previously subscribed for by their execution of the Subscription Agreement included in the Offering Documents. The investor also acknowledges that all the representations and warranties made by the investor in the Subscription Agreement and the Accredited Investor Questionnaire contained in the Offering Documents are true and correct as of the date hereof.
IN WITNESS WHEREOF, the Subscriber has caused this Supplement No. 1 to be executed as of the date indicated below.

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